                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 7, 2002, included in PetroQuest Energy Inc.'s Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.


                                         /s/ Arthur Andersen LLP


New Orleans, Louisiana
May 22, 2002